UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):           July 1, 2008
Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-33723	41-2230745

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1300 Post Oak Boulevard, Suite 800,
Houston, Texas		77056

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:            (713) 350-6000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 1, 2008 (the “Grant Date”), the Board of Directors (the “Board”) of Main Street Capital Corporation (the “Company”), upon recommendation of the Compensation Committee of the Board (“Compensation Committee”), approved grants of restricted stock awards to the Company’s non-employee directors and executive officers under the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (the “2008 Director Plan”) and the Main Street Capital Corporation 2008 Equity Incentive Plan (the “2008 Equity Incentive Plan”), respectively, as follows:
•	Each of our non-employee directors, Michael Appling, Jr., Joseph E. Canon, Arthur L. French and William D. Gutermuth, received an award of 5,000 restricted shares under the 2008 Director Plan, which (i) 2,500 restricted shares shall vest 100% immediately on the Grant Date for service on the Board over the past year and (ii) 2,500 restricted shares shall vest 100% on the day immediately preceding the next annual meeting at which our shareholders elect directors, provided that the grantee has been in continuous service as a member of the Board through such date; and

•	Each of our executive officers received an award of restricted shares as follows: Vincent D. Foster, Chief Executive Officer (30,000 shares); Todd A. Reppert, President and Chief Financial Officer (30,000 shares); Rodger A. Stout, Senior Vice President-Finance & Administration, Chief Compliance Officer and Treasurer (35,000); Curtis L. Hartman, Senior Vice President (32,500); Dwayne L. Hyzak, Senior Vice President (35,000); David L. Magdol, Senior Vice President (32,500); Michael S. Galvan, Vice President and Chief Accounting Officer (8,333 shares); and Jason B. Beauvais, Vice President, General Counsel and Secretary (8,333 shares). The restricted share awards granted to each executive officer vest ratably over four years from the Grant Date, provided that the grantee has been in continuous employment from the Grant Date through the respective vesting date.
     All of the restricted shares of stock described above were valued at $12.00, the closing price of our common stock on the Nasdaq Global Select Market on July 1, 2008, the Grant Date. The aforementioned shares of restricted stock awarded to the Company’s non-employee directors and executive officers are subject to certain forfeiture conditions and thus are restricted as to transferability until such forfeiture restrictions have lapsed in accordance with the terms of each award.
     The foregoing description of the terms of the restricted share awards to non-employee directors is qualified in its entirety by the terms of the 2008 Director Plan and the Form of Restricted Stock Agreement related thereto, which are filed as Exhibits 10.2 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the terms of the restricted share awards to executive officers is qualified in its entirety by the terms of the 2008 Equity Incentive Plan and the Form of Restricted Stock Agreement related thereto, which are filed as Exhibits 10.1 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
10.1*	Main Street Capital Corporation 2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.4 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

10.2*	Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (incorporated by reference to Exhibit 4.5 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

10.3*	Form of Restricted Stock Agreement — Main Street Capital Corporation 2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.6 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

10.4*	Form of Restricted Stock Agreement — Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (incorporated by reference to Exhibit 4.7 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

*	Management contract or compensation plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: July 3, 2008	By:	/s/ Rodger A. Stout
Name: Rodger A. Stout
Title: Chief Compliance Officer

Exhibit Index

Exhibit No.	Description
10.1*	Main Street Capital Corporation 2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.4 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

10.2*	Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (incorporated by reference to Exhibit 4.5 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

10.3*	Form of Restricted Stock Agreement — Main Street Capital Corporation 2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.6 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

10.4*	Form of Restricted Stock Agreement — Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (incorporated by reference to Exhibit 4.7 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

*	Management contract or compensation plan.